SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                            ORDERPRO LOGISTICS, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                            ORDERPRO LOGISTICS, INC.
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        HELD BY MAJORITY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF ORDERPRO LOGISTICS, INC.:

NOTICE IS HEREBY GIVEN to you as a stockholder of record of ORDERPRO LOGISTICS, Inc., a Nevada corporation (the "Company"), that a Majority Written Consent in Lieu of a Special Meeting of Stockholders (the "Written Consent") has been executed to be effective twenty (20) days from the date of mailing this
Information Statement you. The Written Consent authorizes the following corporate action:

     WHEREAS, the Directors have deemed it to be in the best interest of the Company to adopt a 2003 Incentive and Nonstatutory Stock Option Plan ("the Plan") for its employees, directors, officers, and consultants; and

     WHEREAS, the Directors have designed, directed the drafting of, reviewed and approved the Plan, which is attached hereto.

     NOW, THEREFORE IT IS HEREBY RESOLVED, the Plan, a copy of which is attached hereto, is approved and authorized by the Company effective as of the date hereof and shall hereinafter be known as the "ORDERPRO LOGISTICS, INC. 2003 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN."

Because execution of the Written Consent as to the amendment to the Articles was assured, the Company's Board of Directors believes it would not be in the best interest of the Company and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the Board of Directors of the Company has determined not to call a Special Meeting of Stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

The Board of Directors has fixed the close of business on June 04, 2003 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about June 30, 2003 to all stockholders of record as of the Record Date. Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to any of the matters being authorized herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            ORDERPRO LOGISTICS, INC.

                      INFORMATION STATEMENT ON SCHEDULE 14C

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at 28,518,000; (ii) are officers or directors of the Company; and (iii) all officers and directors as a group:

                                                                     Percentage
                                                     Number         Beneficially
Name and Address(1)                               of Shares(2)         Owned
-------------------                               ------------         -----
Richard Windorski, Director and Officer            8,183,334            28.70%

OP Logistics L.P.
Richard Windorski, Director and Officer            3,600,000            12.62%

Patricia Robinson, Director and Officer              933,333            03.27%

Robert L. Best, Director                             116,667            00.41%

Joel Windorski, Director                           1,446,000            05.07%

Richard J. Haupt, Officer                             16,667            00.06%

Robert Kuchowicz, Officer                            316,666            01.11%

All Officers and Directors as a group (people)    14,612,667            51.24%

                        DIRECTORS AND EXECUTIVE OFFICERS

Mr. Richard L. Windorski is Chairman of the Board, and Chief Executive Officer. He has over 30 years experience in the manufacturing and transportation industry and has effectively proven that transportation brokerage/logistics management can be successful in a competitive marketplace if service is based on solid concepts and is believable on the part of the clients. His experience includes senior positions in materials and production management during employment with Control Data Corporation, Arctic Enterprises, and Wausau Homes. He has worked in
----------
1    C/o the Company's address unless otherwise noted.
2 Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

the for-hire transportation industry as President of a regional contract carrier and transportation broker. Prior to the formation of OrderPro Logistics, Inc. Mr. Windorski has served as founder and President of EMC Transportation, Inc. He holds a Bachelor of Science Business Administration from the University of Minnesota

Ms. Patricia Robinson is a Director on the Board, Corporate Secretary and Treasurer, and Chief Financial Officer. She has been with OrderPro Logistics, Inc. since November of 2000. Her prior experience includes the position of Executive Director for a nationally accredited behavioral health agency. Her position was responsible for the financial records, reporting to government agencies, as well as national accreditation, state licensure, and compliance with various funding sources. Ms. Robinson graduated from Durham Business College and attended Boise State University.

Mr. Robert L. Best is a Director on the Board. He retired from Gunite Corp. in May of 2002 after 43 years. While at Gunite, he was involved in the management of production and inventory control before moving into purchasing management as a Certified Purchasing Manager (CPM). Mr. Best graduated from the University of Illinois with a bachelor's degree in mathematics and economics with continuing education in finance and industrial and business management. He is a member of the National Association of Purchasing Managers, and the University of Illinois Alumni Association.

Mr. Joel K. Windorski is a Director on the Board. He retired from the Arizona School System in November of 2002 after 25 years of service. His primary responsibilities involved the management and control of facilities and grounds for the San Manuel School District. Mr. Windorski attended Adams State College at Alamosa, Colorado with primary focus in Business Administration. He specialized in Electricity and Electronics at Central Arizona College and Pima Community College in Tucson, Arizona where he completed course work in general accounting and finance.

Mr. Richard J. Haupt is President and Chief Operating Officer. He is a retired Colonel from the United States Air Force. His military experience includes the positions of Logistics Group Commander at Andersen Air Force Base in Guam, Chief of Mobility Operations Branch for the United State Pacific Command, Commander of Transportation Squadron at Kirtland Air Force Base in New Mexico, and Chief Exercise Branch at Military Traffic Management Command. He has shipping and receiving experience with Bombardier Aerospace, Byron Medical, and Evergreen Air Center.

Mr. Robert Kuchowicz is Vice President of Motor Carrier Operations and has over 35 years experience in the engineering, manufacturing and material management industries. He has held senior management positions for the last 20 years and brings significant knowledge and background in engineering manufacturing and materials management to the Company.

None of the Directors or Officers has been convicted or is subject to a pending criminal proceeding, nor have they been subjected to any type of order barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities.

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

There currently are no committees of the Board of Directors.

The Board of Directors held eight meetings in fiscal 2002. All Directors attended 100% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

The Company's directors will be reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.

                             EXECUTIVE COMPENSATION

GENERAL COMPENSATION DISCUSSION

All decisions regarding compensation for the Company's executive officers and executive compensation programs are reviewed, discussed, and approved by the Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual's contributions to the Company's success, any significant changes in role or responsibility, and internal equity of pay relationships.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation earned by or paid to the executive officers for the last five fiscal years.

                                Annual Compensation                  Long Term Compensation
                      -----------------------------------   -------------------------------------
                                                                      Awards              Payouts
                                                            ---------------------------   -------
Name and                                                    Restricted    Securities
Principal                                   Other Annual       Stock      Underlying        LTIP        All Other
Position      Year    Salary($)  Bonus($)  Compensation($)  Award(s)($)  Options/SARs(#)  Payouts($)  Compensation($)
--------      ----    ---------  --------  ---------------  -----------  ---------------  ----------  ---------------
Richard       2002          -0-     -0-         -0-           $828,000        -0-            -0-            -0-
Windorski     2001   $70,153.70     -0-         -0-                -0-        -0-            -0-            -0-
CEO Chairman

Patricia      2002          -0-     -0-         -0-            $82,000        -0-            -0-            -0-
Robinson      2001   $26,100.00     -0-         -0-                -0-        -0-            -0-            -0-
CFO Secretary

No compensation was paid to the executive officers during the fiscal year 2002. Richard L. Windorski was issued 3,383,334 shares of restricted common stock at a par value of $.0001. Patricia Robinson was issued 333,333 shares of restricted common stock at a par value of $.0001.There are no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees of the Company in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company.

EMPLOYMENT AND RELATED AGREEMENTS

The Company has an Employment Agreement with Richard L. Windorski. Compensation as stated in Section IV of this Agreement shall be:

1.   Base salary of $16,250.00 per month.

2.   Reimbursement for travel and entertainment expenses.

3. Stock options for 500,000 shares of restricted common stock at a strike price of $0.32 per share.

The Company has an Employment Agreement with Patricia L. Robinson. Compensation as stated in Section IV of this Agreement shall be:

1.   Base salary of $ 5,000.00 per month.

2.   Reimbursement for travel and other company expenses.

3. Stock options for 250,000 shares of restricted common stock at a strike price of $0.32 per shares.

COMPENSATION OF DIRECTORS

Directors of the Company do not receive any cash compensation, but are entitled to reimbursement of their reasonable expenses incurred in attending directors' meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related transactions.

STOCK OPTION PLAN

The OrderPro Logistics, Inc. 2003 Incentive and Nonstatutory Stock Option Plan was adopted by the Board of Directors effective May 05, 2003. Form S-8 Registration Statement Under the Securities Act of 1933 was filed with the SEC on May 30, 2003, registering 10,000,000 shares of Common Stock for the Plan.

             DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003

The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission.

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the 2002 fiscal year, all such filing requirements applicable to its Officers, Directors, and greater than ten percent beneficial owners were complied with.

By Order of the Board of Directors

/s/ Richard Windorski                                         May 30, 2003
--------------------------------                              ------------
By: Richard Windorski, President                                  Date

                            ORDERPRO LOGISTICS, INC.

                2003 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1.   PURPOSE

     This Incentive and Nonstatutory Stock Option Plan (the "Plan") is intended to further the growth and financial success of OrderPro Logistics, Inc., a Nevada corporation (the "Corporation") by providing additional incentives to selected employees, directors, and consultants to the Corporation or parent corporation or subsidiary corporation of the Corporation as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Corporation. Stock options granted under the Plan (hereinafter "Options") may be either "Incentive Stock Options," as defined in Section 422A of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Corporation (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

2.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Corporation; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Corporation under the Securities Act of 1933, as amended.

     Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the Optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to option holders without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or of any Option it shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

3.   ELIGIBILITY

     The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Corporation or any of its Affiliates ("Optionees"). The term consultant shall mean any person who is engaged by the Corporation to render services and is compensated for such services, and any director of the Corporation whether or not compensated for such services; provided that, if the Corporation registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Corporation.

     (a) INCENTIVE STOCK OPTIONS. Incentive Stock Options may only be issued to employees of the Corporation or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Corporation. Payment of a director fee shall not be sufficient to constitute employment by the Corporation. Any grant of option to an officer or director of the Corporation subsequent to the first registration of any of the securities of the Corporation under the Act shall comply with the requirements of Rule 16b-3. An Optionee may hold more than one Option.

          The Corporation shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Corporation or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of one hundred thousand dollars ($100,000). Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

     (b) NONSTATUTORY OPTION. The provisions of the foregoing Section 3(a) shall not apply to any option designated as a "Nonstatutory Stock Option Agreement" or which sets forth the intention of the parties that the option be a Nonstatutory Option.

4.   STOCK

     The stock subject to Options shall be the shares of the Corporation's authorized but unissued or reacquired Common Stock (the "Stock").

     (a) NUMBER OF SHARES. Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed ten million (10,000,000) shares. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

     (b) RESERVATION OF SHARES. The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5.   TERMS AND CONDITIONS OF OPTIONS

     Options granted hereunder shall be evidenced by agreements between the Corporation and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

     (a) NUMBER OF SHARES: Each Option shall state the number of shares to which it pertains.

     (b) OPTION PRICE: Each Option shall state the Option Price, which shall be determined as follows:

          (i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Corporation, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant; and

          (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant.

          (iii)Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option Price determined by the Board as of the date of grant.

          For the purposes of this paragraph 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

     (c) MEDIUM AND TIME OF PAYMENT: To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Corporation, provided such tendered stock was not acquired directly or indirectly from the Corporation, or, if acquired from the Corporation, has been held by the Optionee for more than six (6) months, (iii) by the Optionee's promissory note in a form satisfactory to the Corporation and bearing interest at a rate determined by the Board, in its sole discretion, but in no event less than 6% per annum, or (iv) such other form of legal consideration permitted by State law as may be acceptable to the Board.

     (d) TERM AND EXERCISE OF OPTIONS: Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than ten (10) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

          Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

     (e) TERMINATION OF STATUS AS EMPLOYEE, DIRECTOR, OR CONSULTANT: If Optionee's status as an employee, director, or consultant shall terminate for any reason other than Optionee's death, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time within thirty
          (30) days after such termination (or in the event

          Optionee's termination was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code) this 30-day period shall be extended to six (6) months) or the remaining term of the Option, whichever is the lesser; provided, however, that with respect to Nonstatutory Options, the Board may specify such longer period, not to exceed six (6) months, for exercise following termination as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate the employee of an Optionee with or without cause.

     (f) DEATH OF OPTIONEE: If an Optionee dies while employed or engaged as a director or consultant by the Corporation or an Affiliate, the portion of such Optionee's Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee's death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.

     (g) NONTRANSFERABILITY OF OPTION: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

     (h) RECAPITALIZATION: Subject to any required action by the stockholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation.

          Subject to any required action by the stockholders, if the Corporation shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger or consolidation. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, but shall not be obligated to do so, the right for a period commencing thirty (30) days prior to and ending immediately prior to such dissolution, liquidation, merger or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Paragraph 5(d) of this Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger or consolidation.

          In the event of a change in the common stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

          To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Paragraph 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

          The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

     (i) RIGHTS AS A STOCKHOLDER: An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Optionee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 5(h) hereof.

     (j) MODIFICATION, ACCELERATION, EXTENSION, AND RENEWAL OF OPTIONS: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

          Notwithstanding the foregoing provisions of this Paragraph 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

     (k) INVESTMENT INTENT: Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if requested to do so by the Corporation, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Corporation a letter of investment intent, all in such form and substance as the Corporation may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

     (l) EXERCISE BEFORE EXERCISE DATE: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Corporation upon termination of Optionee's employment as contemplated by Paragraphs 5(e), 5(f) and 5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

     (m) OTHER PROVISIONS: The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed.

6.   AVAILABILITY OF INFORMATION

     During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Corporation shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Corporation as is required by the bylaws of the Corporation and applicable law to be furnished in an annual report to the stockholders of the Corporation.

7.   EFFECTIVENESS OF PLAN; EXPIRATION

     Subject to approval by the stockholders of the Corporation, this Plan shall be deemed effective as of the date it is adopted by the Board. The Plan shall expire on March 1, 2010, but such expiration shall not affect the validity of outstanding Options.

8.   AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Corporation, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9.   INDEMNIFICATION OF BOARD

     In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Corporation, in writing, the opportunity, at its own expense, to handle and defend the same.

10.  APPLICATION OF FUNDS

     The proceeds received by the Corporation from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

11.  NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12.  NOTICES

     All notice, requests, demand, and other communications pursuant this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

13.  FINANCIAL STATEMENTS

     Optionees under this Plan shall receive financial statements annually regarding the Corporation during the period the options are outstanding. The financial statements provided need not comply with Title 10, Section
     260.613 of the Nevada Code of Regulations.


                                    * * * * *


The foregoing Incentive and Nonstatutory Stock Option Plan was duly adopted and approved by the Board of Directors on May 05, 2003.


                                                /s/ Patricia Robinson
                                                ----------------------------
                                                Patricia Robinson, Secretary

                            ORDERPRO LOGISTICS, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, ____, by and between OrderPro Logistics, Inc., a Nevada corporation ("Company"), and ________________________________ (referred to herein as the "Optionee"), with reference to the following recitals of facts:

     WHEREAS, the Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company (the "Shares") upon the terms and conditions hereinafter stated; and

     WHEREAS, the Board has heretofore adopted a 2002 Incentive and Nonstatutory Stock Option Plan (the "Plan"), pursuant to which this Option is being granted;

     WHEREAS, it is the intention of the parties that this Option be a Nonstatutory Stock Option;

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

1. SHARES; PRICE. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, ___________ Shares for cash (or other consideration acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price of $____ per Share, such price being determined in accordance with the Plan. This option is void if the Plan is not approved by a majority of the Company's Shareholders within 12 months before or after the date the Plan was adopted by the Company's Board of Directors.

2. TERM OF OPTION; CONTINUATION OF EMPLOYMENT. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate subject to Paragraphs 5 and 6 hereof if, and as of the date, Optionee ceases to be an employee, director, or consultant of the Company. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

3. VESTING OF OPTION. Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee's employment or engagement in whole or in part beginning on the date of this Agreement.

4. EXERCISE. This Option shall be exercised by delivery to the Company of (a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the purchase price of the Shares covered by the notice, and (c) a written statement as provided for in Paragraph 11 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

5. TERMINATION OF EMPLOYMENT OR ENGAGEMENT. If Optionee shall cease to serve as an employee, director, or consultant of the Company for any reason, whether voluntarily or involuntarily, other than by his or her death or the conclusion of the term of a written consulting agreement, provided such term exceeds one year, Optionee shall have the right at any time within thirty (30) days after date Optionee ceases to be an employee, director, or consultant of the Company, or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that if Optionee's termination of employment or engagement was caused by permanent disability disabled (within the meaning of Section 22(e)(3) of the Code), the foregoing thirty (30) day period shall be extended to six (6) months.

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

6. DEATH OF OPTIONEE. If the Optionee shall die while an employee, director, or consultant of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

7. NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.

8. RECAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

9. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

10. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

11. INVESTMENT INTENT; RESTRICTIONS ON TRANSFER. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Company such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

12.  REGISTRATION RIGHTS.

     a. PIGGYBACK REGISTRATION RIGHTS. If the Company at any time proposes to register any of its securities under the Act, including under an S-8 Registration Statement, an SB-2 Registration Statement or otherwise, it will each such time give written notice to all holders of outstanding or exercised options of its intention so to do. Upon the written request of a holder or holders of any such outstanding or exercised options given within thirty (30) days after receipt of any such notice, the Company will use its best efforts to cause all such outstanding or exercised options, the holders of which shall have so requested registration thereof, to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective Sellers of the outstanding or exercised options so registered; provided, however, that the Company may, as a condition precedent to its effecting such registration, require each prospective Seller to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that such Seller will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement.

     b. PROCEDURES. In connection with the registration of any securities pursuant to Section 12.a. hereof, the Company and the Optionee covenant and agree as follows:

          (i) The Company shall pay all costs, fees, and expenses incurred by the Company and the Optionee in connection with the Registration Statement and the offering thereunder including, without limitation, the Company's legal fees and expenses of counsel, accounting fees, printing expenses, and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter or broker dealer acting on behalf of the company or the Optionee).

          (ii) The Company shall take all necessary action which may be reasonably required in qualifying or registering the securities included in the Registration Statement for offering and sale under the securities or blue sky laws of all states reasonably requested by Optionee, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (iii) The Company shall indemnify Optionee and each person, if any, who controls Optionee within the meaning of Section 15 of the Act or
          Section 20(a) of the  Securities  Exchange Act of 1934 (the  "Exchange
          Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement.

          (iv) The Company shall, as soon as practicable after the effective date of the Registration Statement, and in any event within fifteen
          (15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

          (v) The Company shall (A) deliver promptly to Optionee and its counsel, upon request, copies of all correspondence between the Commission and the Company, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement; and (B) permit Optionee and its counsel to perform such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement, as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include, but not be limited to, access to financial and accounting information and opportunities to discuss the business of the Company with the Company's officers and independent auditors, all to such reasonable extent, at such reasonable times and as often as Optionee and its counsel shall reasonably request.

          (vi) The Company shall cause all securities of Optionee registered pursuant to a Registration Statement to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Company are listed or quoted.

13. STAND-OFF AGREEMENT. Optionee agrees that in connection with any registration of the Company's securities, that upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, that Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one hundred eighty (180) days following the effective date of registration of such offering.

14. NOTICES. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

15. AGREEMENT SUBJECT TO PLAN; APPLICABLE LAW. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of Arizona, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                          ORDERPRO LOGISTICS, INC.


                               --------------------------------
                          By:  Richard Windorski
                          Its: Chief Executive Officer



                               --------------------------------
                                                     , Optionee

Appendix A

                               NOTICE OF EXERCISE

OrderPro Logistics, Inc.
215 N. Marengo, Suite 110
Pasadena, CA  91101


                              --------------------
                                     (date)

                          Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 4 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

         Stock Option dated:                ____________________

         Number of shares being purchased:  ____________________

         Option Exercise Price:            $____________________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

I agree to provide to the Corporation such additional documents or information as may be required pursuant to the Corporation's 2002 Incentive and Nonstatutory Stock Option Plan.


                                       -----------------------------------------
                                                      (Signature)

                                       -----------------------------------------
                                                   (Name of Optionee)

                            ORDERPRO LOGISTICS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, _____, by and between OrderPro Logistics, Inc., a Nevada corporation ("Company"), and ________________________________ (referred to herein as the "Optionee"), with reference to the following recitals of facts:

     WHEREAS, the Board has authorized the granting to Optionee of an incentive stock option ("Option") to purchase shares of common stock of the Company (the "Shares") upon the terms and conditions hereinafter stated; and

     WHEREAS, the Board of the Company has heretofore adopted a 2002 Incentive and Nonstatutory Stock Option Plan (the "Plan"), pursuant to which this Option is being granted;

     WHEREAS, it is the intention of the parties that this Option be an Incentive Stock Option (a Qualified Stock Option);

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

1. SHARES; PRICE. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, _______ Shares for cash (or other consideration acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price of $____ per Share, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof and as determined by the Board of Directors of the Company. This option is void if the Plan is not approved by a majority of the Company's Shareholders within 12 months before or after the date the Plan was adopted by the Company's Board of Directors.

2. TERM OF OPTION; CONTINUATION OF EMPLOYMENT. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate subject to Paragraphs 5 and 6 hereof if, and as of the date, Optionee ceases to be an employee of the Company. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

3. VESTING OF OPTION. Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable during the term of Optionee's employment or engagement in whole or in part beginning on the date of this Agreement.

4. EXERCISE. This Option shall be exercised by delivery to the Company of (a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the purchase price of the Shares covered by the notice, and (c) a written statement as provided for in Paragraph 11 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

5. TERMINATION OF EMPLOYMENT OR ENGAGEMENT. If Optionee shall cease to serve as an employee of the Company for any reason, whether voluntarily or involuntarily, other than by his or her death or the conclusion of the term of a written consulting agreement, provided such term exceeds one year, Optionee shall have the right at any time within thirty (30) days after date Optionee ceases to be an employee of the Company, or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that if Optionee's termination of employment or engagement was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code), the foregoing thirty (30) day period shall be extended to six (6) months; or

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

6. DEATH OF OPTIONEE. If the Optionee shall die while an employee of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this option has not previously been exercised by Optionee.

7. NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.

8. RECAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

9. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make cash payment to cover such liability as a condition of the exercise of this Option.

10. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

11. INVESTMENT INTENT; RESTRICTIONS ON TRANSFER. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted. If the

Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee (either such experience and knowledge in investment, financial and business matters in investments similar to the stock of the Company that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

12.  REGISTRATION RIGHTS.

     a. PIGGYBACK REGISTRATION RIGHTS. If the Company at any time proposes to register any of its securities under the Act, including under an S-8 Registration Statement, an SB-2 Registration Statement or otherwise, it will each such time give written notice to all holders of outstanding or exercised options of its intention so to do. Upon the written request of a holder or holders of any such outstanding or exercised options given within thirty (30) days after receipt of any such notice, the Company will use its best efforts to cause all such outstanding or exercised options, the holders of which shall have so requested registration thereof, to be registered under the Act (with the securities which the Company at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective Sellers of the outstanding or exercised options so registered; provided, however, that the Company may, as a condition precedent to its effecting such registration, require each prospective Seller to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that such Seller will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement.

     b. PROCEDURES. In connection with the registration of any securities pursuant to Section 12.a. hereof, the Company and the Optionee covenant and agree as follows:

          (i) The Company shall pay all costs, fees, and expenses incurred by the Company and the Optionee in connection with the Registration Statement and the offering thereunder including, without limitation, the Company's legal fees and expenses of counsel, accounting fees, printing expenses, and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter or broker dealer acting on behalf of the company or the Optionee).

          (ii) The Company shall take all necessary action which may be reasonably required in qualifying or registering the securities included in the Registration Statement for offering and sale under the securities or blue sky laws of all states reasonably requested by Optionee, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (iii) The Company shall indemnify Optionee and each person, if any, who controls Optionee within the meaning of Section 15 of the Act or
          Section 20(a) of the  Securities  Exchange Act of 1934 (the  "Exchange
          Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement.

          (iv) The Company shall, as soon as practicable after the effective date of the Registration Statement, and in any event within fifteen
          (15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

          (v) The Company shall (A) deliver promptly to Optionee and its counsel, upon request, copies of all correspondence between the Commission and the Company, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement; and (B) permit Optionee and its counsel to perform such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement, as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include, but not be limited to, access to financial and accounting information and opportunities to discuss the business of the Company with the Company's officers and independent auditors, all to such reasonable extent, at such reasonable times and as often as Optionee and its counsel shall reasonably request.

          (vi) The Company shall cause all securities of Optionee registered pursuant to a Registration Statement to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Company are listed or quoted.

13. STAND-OFF AGREEMENT. Optionee agrees that in connection with any registration of the Company's securities, that upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, that Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one hundred eighty (180) days following the effective date of registration of such offering.

14. NOTICES. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

15. AGREEMENT SUBJECT TO PLAN; APPLICABLE LAW. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed and delivered in the State of Arizona, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            ORDERPRO LOGISTICS, INC.



                               -----------------------------------------
                          By:  Richard Windorski
                          Its: Chief Executive Officer



                               -----------------------------------------
                                                              , Optionee

Appendix A

                               NOTICE OF EXERCISE

ORDERPRO LOGISTICS, INC.
7400 North Oracle Road Suite 372
Tucson, AZ 85704

                              --------------------
                                     (date)

                           Re: Incentive Stock Option

Notice is hereby given pursuant to Section 4 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

         Stock Option dated:                ____________________

         Number of shares being purchased:  ____________________

         Option Exercise Price:            $____________________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

I agree to provide to the Corporation such additional documents or information as may be required pursuant to the Corporation's 2002 Incentive and Nonstatutory Stock Option Plan.

                                       -----------------------------------------
                                                    (Signature)

                                       -----------------------------------------
                                                  (Name of Optionee)